Exhibit 32.3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 1 to Annual Report on Form 10-K/A of Bottomline Technologies (de), Inc. (the “Company”) for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Joseph L. Mullen, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 23, 2004	By:	/S/ JOSEPH L. MULLEN
Joseph L. Mullen Chief Executive Officer (Principal Executive Officer)